                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         JANUARY 23, 2001
                                                    ---------------------------



                                   ECOLAB INC.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                  1-9328                   41-0231510
 ------------------------------  ------------------      ---------------------
  (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation)          File Number)           Identification No.)


       370 WABASHA STREET NORTH, ST. PAUL, MINNESOTA              55102
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, include area code:          651-293-2233
                                                    ---------------------------


                                (NOT APPLICABLE)
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          (Former name or former address, if changed from last report.)

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Item 5.  OTHER EVENTS.

         Reference is hereby made to the Company's Registration Statement on Form S-3 (File No. 333-14771) filed with the Securities and Exchange Commission (the "Commission") on October 24, 1996, as amended by Amendment No. 1 thereto filed with the Commission on November 15, 1996 (as so amended, the "Registration Statement") and declared effective by the Commission on November 18, 1996, pursuant to which the Company registered $200,000,000 aggregate principal amount (in U.S. dollars or the equivalent thereof in foreign currency or currency units) of its debt securities under the Securities Act of 1933, as amended (the "Securities Act"), to be offered from time to time pursuant to Rule 415 under the Securities Act.

         On January 23, 2001, the Company entered into an underwriting agreement and a terms agreement relating to the sale of $150,000,000 aggregate principal amount of its 6.875% Notes due February 1, 2011 (the "Notes") under the Registration Statement. The Notes will be issued pursuant to the Amended and Restated Indenture, dated as of January 9, 2001, between Ecolab Inc. and Bank One, National Association (f/k/a The First National Bank of Chicago), as trustee, which indenture amends and restates the Indenture, dated as of November 1, 1996, between Ecolab and the Trustee, in accordance with the terms and provisions established by the Officer's Certificate dated as of January 23, 2001 (the "Officer's Certificate"). Copies of the underwriting agreement, the terms agreement, the Amended and Restated Indenture, the Officer's Certificate and the form of the Notes are filed as exhibits (1)A, (1)B, (4)A, (4)B and (4)C, respectively, to this Current Report on Form 8-K.

         Certain other documents are included as exhibits (9), (10)A, (10)B,
(10)C and (12) to this Current Report on Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits

     (1)A. Underwriting Agreement, dated January 23, 2001, among the Company and Credit Suisse First Boston Corporation, Chase Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc.

        B. Terms Agreement, dated January 23, 2001, among the Company and Credit Suisse First Boston Corporation, Chase Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc.

     (4)A. Amended and Restated Indenture, dated as of January 9, 2001, between Ecolab Inc. and Bank One, National Association (f/k/a The First National Bank of Chicago), as trustee

        B. Officer's certificate establishing terms and conditions of 6.875% Notes due February 1, 2011

        C.      Form of 6.875% Note due February 1, 2011

     (9) Form of Second Amended and Restated Stockholder's Agreement - See Exhibit (10)B.

    (10)A. Master Agreement, dated as of December 7, 2000, between Ecolab Inc. and Henkel KgaA - Incorporated by reference to Exhibit 18 of HC Investments, Inc.'s and Henkel KGaA's Amendment No. 5 to
                Schedule 13D dated December 14, 2000.

        B. Form of Second Amended and Restated Stockholder's Agreement - Incorporated by reference to Exhibit 19 of HC Investments, Inc.'s and Henkel KGaA's Amendment No. 5 to Schedule 13D dated December 14, 2000.

        C. Multicurrency Credit Agreement, dated as of September 29, 1993, as Amended and Restated as of December 13, 2000, among the Company, the financial institutions party thereto from time to time, Citicorp USA, Inc., as Agent, CITIBANK INTERNATIONAL PLC, as Euro-Agent and Bank One, NA and Credit Suisse First Boston, as Co-Agents

    (12)        Computation of Ratio of Earnings to Fixed Charges


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ECOLAB INC.



                                               By: /s/Kenneth A. Iverson
                                                  ------------------------------
                                                  Kenneth A. Iverson
                                                  Vice President and Secretary


Date:     January 23, 2001


                                       2
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                                 EXHIBIT INDEX

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
EXHIBIT NO.                       DESCRIPTION                                     METHOD OF FILING
-----------                       -----------                                     ----------------
     (1)A.        Underwriting Agreement, dated January 23, 2001,                  Filed herewith
                  among the Company and Credit Suisse First                        electronically.
                  Boston Corporation, Chase Securities Inc., Banc of
                  America Securities LLC and Salomon Smith
                  Barney Inc.

        B.        Terms Agreement, dated January 23, 2001, among the               Filed herewith
                  Company and Credit Suisse First Boston Corporation,              electronically.
                  Chase Securities Inc., Banc of America Securities LLC
                  and Salomon Smith Barney Inc.

     (4)A.        Amended and Restated Indenture, dated as of                      Filed herewith
                  January 9, 2001, between Ecolab Inc. and                         electronically.
                  Bank One, National Association (f/k/a The First National
                  Bank of Chicago), as trustee

        B.        Officer's certificate establishing terms and                     Filed herewith
                  conditions of 6.875% Notes due February 1, 2011                  electronically.

        C.        Form of 6.875% Note due February 1, 2011                         Filed herewith
                                                                                   electronically.

     (9)          Form of Second Amended and Restated                              See Exhibit (10)B.
                  Stockholder's Agreement

    (10)A.        Master Agreement, dated as of December 7, 2000,                  Incorporated by reference
                  between Ecolab Inc. and Henkel KGaA                              to Exhibit 18 of HC
                                                                                   Investments, Inc.'s and
                                                                                   Henkel KGaA's
                                                                                   Amendment No. 5 to
                                                                                   Schedule 13D dated
                                                                                   December 14, 2000.

        B.        Form of Second Amended and Restated                              Incorporated by reference
                  Stockholder's Agreement                                          to Exhibit 19 of HC
                                                                                   Investments, Inc.'s and
                                                                                   Henkel KGaA's
                                                                                   Amendment No. 5 to
                                                                                   Schedule 13D dated
                                                                                   December 14, 2000.

        C.        Multicurrency Credit Agreement, dated as of                      Filed herewith
                  September 29, 1993, as Amended and Restated as                   electronically.
                  of December 13, 2000, among the Company, the
                  financial institutions party thereto from time to
                  time, Citicorp USA, Inc., as Agent, CITIBANK
                  INTERNATIONAL PLC, as Euro-Agent and Bank
                  One, NA and Credit Suisse First Boston, as
                  Co-Agents

    (12)          Computation of Ratio of Earnings to Fixed Charges                Filed herewith
                                                                                   electronically.
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